SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 March 25, 2002
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                Date of Report (Date of earliest event reported)



                        AVENUE ENTERTAINMENT GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                     001-12885                  95-4622429
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  (State or Other Juris-           (Commission              (I.R.S. Employer
diction of Incorporation)          File Number)              Identification No.)



11111 Santa Monica Blvd., Suite 525, Los Angeles, CA                 90025
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(Address of principal executive offices)                          (Zip Code)



                                 (310) 996-6800
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              (Registrant's telephone number, including area code)





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Item 4.  Changes in Registrant's Certifying Accountants

         KPMG LLP was previously the principal accountants for Avenue Entertainment Group and subsidiaries (the "Company"). On March 25, 2002, that firm's appointment as principal accountants was terminated and Singer Lewak Greenbaum & Goldstein was engaged as principal accountants to audit the accounts of the Company and subsidiaries for the year ending December 31, 2001. The decision to change accountants was recommended by the Board of Directors of the Company.

         In connection with the audits of the fiscal years ended December 31, 2000 and December 31, 1999, and the subsequent interim periods through March 31, 2001, there were no disagreements through March 25, 2002 with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         The audit reports of KPMG LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2000 and December 31, 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: KPMG LLP's auditors' report on the consolidated financial statements of the Company as of and for the years ended December 31, 2000 and 1999 contained a separate paragraph stating that "the Company has suffered net losses from operations, has a working capital deficiency and has an incurred accumulated losses through December 31, 2000. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty." A letter from KPMG LLP is attached as Exhibit 16.

Item 7.  Financial Statements and Exhibits

         c.    Exhibits

               16. Letter from KPMG re change in certifying accountant.
                   Filed herewith.

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           Avenue Entertainment Group
                                  (Registrant)


Dated:  April 10, 2002                      By:      Gene Feldman
                                                     Chairman